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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 33-45085, 33-58906, 33-83760, 33-90842, 333-4064, 333-23973, 333-52379,
and 333-74645; and Form S-3 No. 333-24183) of our report dated October 15, 1998, with respect to the consolidated financial statements and schedule of Read-Rite Corporation included in the Annual Report (Form 10-K/A) for the year ended September 30, 1998.

                                                 /s/ ERNST & YOUNG LLP

San Jose, California
September 23, 1999